Exhibit 10.20(c)

AMENDMENT NO. 2 OF
RESTRICTED STOCK UNIT AGREEMENT

This AGREEMENT made effective as of the 31st day of December 2004, between Smurfit-Stone Container Corporation, a Delaware corporation (the “Company”) and Patrick J. Moore (the “Executive”).

WITNESSETH that

WHEREAS, the Company and the Executive entered into a Restricted Stock Unit Agreement dated effective January 4, 2002, as amended by an Amendment dated June 1, 2004 (the “RSU Agreement”); and

WHEREAS, the Company and the Executive now consider it desirable to enter into this Amendment No. 2 of the RSU Agreement;

NOW THEREFORE, in consideration of the continued employment of the Executive by the Company and the benefits to be derived by the Executive hereunder, and of the Executive’s agreement to continued employment by the Company, the parties mutually agree to amend the RSU Agreement as follows, effective December 31, 2004:

1.                                       Section 5 (a) of the RSU Agreement shall be amended to read in its entirety as follows:

(a)                                  Subject to paragraphs (b) and (c) below, the Restricted Stock Units awarded to the Executive will vest according to the following schedule:

Number of Vested Restricted Stock Units	Vesting Date

25,000	December 31, 2004
25,000	January 4, 2006
25,000	January 4, 2007

2.                                       Sections 6 (a), 6 (d) and 6 (e) of the RSU Agreement shall be amended to delete the words “a single cash sum” and substitute the words “shares of Common Stock”.

3.                                       The second sentence of Section 6 (b) of the RSU Agreement shall be amended to read in its entirety as follows:

The value of any vested Restricted Stock Units subject to the Executive’s timely deferral election will be allocated to an account maintained on his behalf under the SSCC Executive Deferred Compensation Plan attached hereto as Exhibit A, or any successor thereto.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

SMURFIT-STONE CONTAINER CORPORATION

/s/ Patrick J. Moore	By:	/s/ Craig A. Hunt
Patrick J. Moore		Craig A. Hunt
Vice President and Secretary